INCOME TAXES - Schedule of Components of Tax PL (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Current taxes
Attributed to the current period	$ (119)	$ (100)	$ (113)
Deferred taxes
Origination and reversal of temporary differences	163	(30)	46
Relating to change in tax rates / imposition of new tax laws	(31)	0	0
Decrease (increase) in tax assets not recognized	0	(37)	(6)
Deferred taxes, net	132	(67)	40
Total income tax recovery	$ 13	$ (167)	$ (73)